                                                                  EXHIBIT 10.8

                                  STORE LEASE


 July 19, 1991    September 1, 1991    August 31, 1993*    $5,300.00 per month**
                                       *See R-4 hereto     **See R-4 hereto

  LOCATION OF PREMISES:

          666 N. Western Avenue, Lake Forest, Illinois, consisting of approximately 1,700 square feet of first floor space and approximately 1,200 square feet of basement space.

  PURPOSE:

          Office and operating facility for a financial services holding company and bank.


      LESSEE                                    LESSOR
      ------                                    ------

NAME    .  Lake Forest Bancorp, Inc.      NAME    .  Northern Trust Bank/Lake
ADDRESS .  135 S. LaSalle Street #1407    ADDRESS .  597 Deerpath and Bank Lanes
CITY    .  Chicago, Illinois 60603        CITY    .  Lake Forest, Illinois 60045


         In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term, unless sooner terminated in accordance with the provisions of R-7 hereto.

         1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

         2. WATER, GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as herein specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

         3. SUBLETTING ASSIGNMENT. The Premises shall not be sublet in whole or in part to any person other than Lessee, and Lessee shall not assign this lease other than the assignment contemplated by R-2 without, in each case, the consent in writing of Lessor first had and obtained; nor permit to take place by any act or default of himself or any person within his
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control any transfer by operation of law of Lessee's interest created hereby;
nor offer for lease or sublease the Premises, not any portion thereof, by placing notices or signs of "To Let," or any other similar sign or notice in any place, nor by advertising the same in any newspaper or place or manner whatsoever without, in each case, the consent in writing of Lessor first had an obtained. If Lessee, or any one or more of the Lessees, if there be more than one, shall make an assignment for the benefit of creditors, or shall be adjudged a bankrupt, Lessor may terminate this lease, and in such event Lessee shall at once pay Lessor a sum of money equal to the entire amount of rent reserved by this lease for the then unexpired portion of the term hereby created, as liquidated damages.

         4. LESSEE NOT TO MISUSE. Lessee will not permit any unlawful or immoral practice, with or without his knowledge or consent, to be committed or carried on in the Premises by himself or by any other person. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified. Lessee will not keep or use or permit to be kept or used in or on the Premises or any place contiguous thereto any flammable fluids or explosives, without the written permission of Lessor first had and obtained. Lessee will not load floors beyond the floor load rating prescribed by applicable municipal ordinances. Lessee will not use or allow the use of the Premises for any purpose whatsoever that will injure the reputation of the Premises or of the building of which they are an art.

         5. CONDITION ON POSSESSION. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof, and no agreements or promises to decorate, alter, repair or improve the Premises, have been made by Lessor or his agent prior to or at the execution of this lease that are not herein expressed.

         6. REPAIRS AND MAINTENANCE. Lessee shall keep the Premises and appurtenances thereto in a clean, sightly and healthy condition, and in good repair, all according to the statutes and ordinances in such cases made and provided, and the directions of public officers thereunto duly authorized, all at his own expenses, and shall yield the same back to Lessor upon the termination of this lease, whether such termination shall occur by expiration of the term, or in any other manner whatsoever, in the same condition of cleanliness, repair and sightliness as at the date of the execution hereof, loss by fire and reasonable wear and tear excepted. Lessee shall make all necessary repairs and renewals upon Premises including all necessary maintenance and repair to the heating, ventilating, cooling equipment, and the plumbing, and replace broken globes, glass and fixtures with material of the same size and quality as that broken and shall insure all glass in windows and doors of the Premises at his own expense. If, however, the Premises shall not thus be kept in good repair and in a clean, sightly and healthy condition by Lessee, as aforesaid, Lessor may enter the same, himself or by his agents, servants or employees, without such entering causing or constituting a termination of this lease or an interference with the possession of the Premises by Lessee, and Lessor may replace the same





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in the same condition of repair, sightliness, healthiness and cleanliness as existed at the date of execution hereof, and Lessee agrees to pay Lessor, in addition to the rent hereby reserved, the expenses of Lessor in thus replacing the Premises in that condition. Lessee shall not cause or permit any waste, misuse or neglect of the water or of the water, gas or electric fixtures including all necessary maintenance and repair to the heating, ventilating, cooling equipment, and the plumbing.

         7. ACCESS TO PREMISES. Lessee will allow Lessor or any person authorized by lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs or alterations thereof which Lessor may see fit to make, and Lessee will allow Lessor to have placed upon the Premises at all times notices of "For Sale" and "For Rent", and Lessee will not interfere with the same.

         8. NON-LIABILITY OF LESSOR. Except as provided by Illinois statute, Lessor shall not be liable to Lessee for any damage or injury to him or his property occasioned by the failure of Lessor to keep the Premises in repair, and shall not be liable for any injury done or occasioned by wind or by or from any defect of plumbing, electric wiring or of insulation thereof, gas pipes, water pipes or steam pipes, or from broken stairs, porches, railings or walks, for from the backing up of any sewer pipe or down-spout, or from the bursting, leaking or running of any tank, tub, washstand, water closet or waste pipe, drain, or any other pipe or tank in, upon or about the Premises or the building of which they are a part nor from the escape of steam or hot water from any radiator, it being agreed that said radiators are under the control of Lessee, nor for any such damage or injury occasioned by water, snow or ice being upon or coming through the roof, skylight, trap-door, stairs, walks or any other place upon or near the Premises, or otherwise, nor for any such damage or injury done or occasioned by the falling of any fixture, plaster or stucco, nor for any damage or injury arising from any act, omission or negligence of co-tenants or of other persons, occupants of the same building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property, or of Lessor's agents or Lessor himself, all claims for any such damage or injury being hereby expressly waived by Lessee.

         9. RESTRICTIONS (SIGNS, ALTERATIONS, FIXTURES). Lessee shall not attach, affix or exhibit or permit to be attached, affixed or exhibited, except by Lessor or his agent, any articles of permanent character or any sign, attached or detached, with any writing or printing thereon, to any window, floor, ceiling, door or wall in any place in or about the Premises, or upon any of the appurtenances thereto, without in each case the written consent of Lessor first had and obtained; and shall not commit or suffer any waste in or about said premises; and shall make no changes or alterations in the Premises by the erection of partitions or the papering of walls, or otherwise, without the consent in writing of Lessor; and in case Lessee shall affix additional locks or bolts on doors or window, or shall place in the Premises lighting fixtures or any fixtures of any kind, without the consent of Lessor first had any obtained, such locks, bolts and fixtures shall remain for the benefit of Lessor, and without expense of removal and storage thereof. The





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provisions of this paragraph shall not however apply to Lessee's trade fixtures, equipment and moveable furniture.

         10. FIRE AND CASUALTY. In case the Premises shall be rendered untenantable by fire, explosion or other casualty, Lessor may, at his option, terminate this lease or repair the Premises within sixty days. If Lessor does not repair the Premises within said time, or the building containing the Premises shall have been wholly destroyed, the term hereby created shall cease and determine.

         11. TERMINATION; HOLDING OVER. At the termination of the term of this lease, by lapse of time or otherwise, Lessee will yield up immediate possession of the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will return the keys therefor to lessor at the place of payment of rent. If Lessee retains possession of the Premises or any part thereof after the termination of the term by lapse of time or otherwise, then Lessor may at its option within thirty days after termination of the term serve written notice upon Lessee that such holding over constitutes creation of a month to month tenancy, upon the terms of this lease except at 150% the monthly rental specified in Section 1. Lessee shall also pay to Lessor all damages sustained by Lessor resulting from retention of possession by Lessee. The provisions of this paragraph shall not constitute a waiver to Lessor of any right of re-entry as hereinafter set forth; nor shall receipt of any rent or any other act in apparent affirmance of tenance operate as a waiver of the right to terminate this lease for a breach of any of the covenants herein.

         12. LESSOR'S REMEDIES. If Lessee shall vacate or abandon the Premises or permit the same to remain vacant or unoccupied for a period of ten days, or in case of the non-payment of the rent reserved hereby, or any part thereof, or of the breach of any covenant in this lease contained. Lessee's right to the possession of the Premises thereupon shall terminate with or (to the extent permitted by law) without any notice or demand whatsoever, and the mere retention of possession thereafter by Lessee shall constitute a forcible detainer of the Premises; and if the Lessor so elects, but not otherwise, and with or without notice of such election or any notice or demand whatsoever, this lease shall thereupon terminate, and upon the termination of Lessee's right of possession, as aforesaid, whether this lease be terminated or not, Lessee agrees to surrender possession of the Premises immediately, without the receipt of any demand for rent, notice to quit or demand for possession of the Premises whatsoever, and hereby grants to Lessor full and free license to enter into and upon the Premises or any part thereof, to take possession thereof with or (to the extent permitted by law) without process of law, and to expel and to remove Lessee or any other person who may be occupying the Premises or any part thereof, and Lessor may use such force in and about expelling and removing Lessee and other persons as may reasonably be necessary, and Lessor may re-possess himself of the Premises as of his former estate, but such entry of the Premises shall not constitute a trespass or forcible entry or detainer, nor shall it cause a forfeiture of rents due by virtue thereof, nor a waiver of any covenant, agreement or promise in this lease contained, to be performed by Lessee. Lessee hereby waives





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all notice of any election made by lessor hereunder, demand for rent, notice to quit, demand for possession, and any and all notices and demands whatsoever, of any and every nature, which may or shall be required by and statute of this state relating to forcible entry and detainer, or to landlord and tenant, or any other statue, or by the common law, during the term of this lease or any extension thereof. The acceptance of rent, whether in a single instance or repeatedly, after it falls due, or after knowledge of any breach hereof by Lessee, or the giving or making of any notice or demand, whether according to any statutory provision or not, or any act or series of acts except an express written waiver, shall not be construed as a waiver of Lessor's right to act without notice or demand or of any other right hereby given Lessor, or as an election not to proceed under the provisions of this lease.

         13. RIGHT TO RELET. If Lessee's right to the possession of the Premises shall be terminated in any way, the Premises, or any part thereof, may, but need not (except as provided by Illinois statute), be relet by Lessor, for the account and benefit of Lessee, for such rent and upon such terms and to such person or persons and for such period or periods as may seem fit to the Lessor, but Lessor shall not be required to accept or receive any tenant offered by Lessee, nor to do any act whatsoever or exercise any diligence whatsoever, in or about the procuring of another occupant or tenant to mitigate the damages of Lessee or otherwise, Lessee hereby waiving the use of any care or diligence by Lessor in the reletting thereof; and if a sufficient sum shall not be received from such reletting to satisfy the rent hereby reserved, after paying the expenses of reletting and collection, including commissions to agents, and including also expenses of redecorating, Lessee agrees to pay and satisfy all deficiency; but the acceptance of a tenant by Lessor, in place of Lessee, shall not operate as a cancellation hereof, nor to release Lessee from the performance of any covenant, promise or agreement herein contained, and performance by any substituted tenant by the payment of rent, or otherwise, shall constitute only satisfaction pro tanto of the obligations of Lessee arising hereunder.

         14. COSTS AND FEES. Lessee shall pay upon demand all Lessor's costs, charges and expenses, including fees of attorneys, agents and other retained by Lessor, incurred in enforcing any of the obligations of Lessee under this lease or in any litigation, negotiation or transaction in which Lessor shall, without Lessor's fault, become involved through or on account of this lease.

         15. CONFESSION OF JUDGMENT. Lessee hereby irrevocably constitutes and appoints any attorney of any court of record in this State, to be his true and lawful attorney for him and in his name and stead, to enter his appearance in any suit or suits that may be brought in any court in this State at any time when any money is due hereunder for rent or otherwise, to waiver the issuing of process and service thereof and trial by jury or otherwise, and to confess a judgment or judgments for such money so due and for costs of suit and for reasonable attorney's fees in favor of Lessor, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment, and to stimulate that no writ of error or appeal shall be prosecuted from such judgment or judgments, nor any bill in equity





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filed, nor any proceedings of any kind taken in law or equity to interfere in any way with the operation of such judgment or judgments or of execution issued thereon and to consent that execution may immediately issue thereon.

         16. LESSOR'S LIEN. Lessor shall have a first lien upon the interest of Lessee under this lease, to secure the payment of all moneys due under this lease, which lien may be foreclosed in equity at any time when money is overdue under this lease; and the Lessor shall be entitled to name a receiver of said leasehold interest, to be appointed in any such foreclosure proceeding, who shall take possession of said premises and who may relet the same under the orders of the court appointing him.

         17. REMOVAL OF OTHER LIENS. In event of any lien upon Lessor's title results from any act or neglect of Lessee, and Lessee fails to remove said lien within ten days after Lessor's notice to do so, Lessor may remove the lien by paying the full amount thereof or otherwise and without any investigation or contest of the validity thereof, and Lessee shall pay Lessor upon request the amount paid out by Lessor in such behalf, including Lessor's costs, expenses and counsel fees.

         18. REMEDIES NOT EXCLUSIVE. The obligation of Lessee to pay the rent reserved hereby during the balance of the term hereof, or during any extension hereof, shall not be deemed to be waived, released or terminated, nor shall the right and power to confess judgment given in paragraph 16 hereof be deemed to be waived or terminated by the service of any five-day notice, other notice to collect, demand for possession, or notice that the tenancy hereby created will be terminated on the date therein named, in institution of any action of forcible detainer or ejectment or any judgment for possession that may be rendered in such action, or any other act or acts resulting in the termination of Lessee's right to possession of the Premises. The Lessor may collect and receive any rent due from Lessee, and payment or receipt thereof shall not waive or affect any such notice, demand, suit or judgment, or in any manner whatsoever waive, affect, change, modify or alter any rights or remedies which Lessor may have by virtue hereof.

         19. NOTICES. Notices may be served on either party, at the respective addresses given at the beginning of this lease, either (a) by delivering or causing to be delivered a written copy thereof, or (b) by sending a written copy thereof by United States certified or registered mail, postage prepaid, addressed to Lessor or Lessee at said respective addresses in which event the notice shall be deemed to have been served at the time the copy is mailed.

         20.     MISCELLANEOUS.

                 (a) Provisions typed on this lease and all riders attached to this lease and signed by Lessor and Lessee are hereby made a part of this lease.





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                 (b)      Lessee shall keep and observe such reasonable rules
         and regulations now or hereafter required by Lessor, which may be necessary for the proper and orderly care of the building of which the Premises are a part.

                 (c) All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

                 (d) The rights and remedies hereby created are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

                 (e) The words "Lessor" and "Lessee" wherever used in this lease shall be construed to mean Lessors or Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be describe das Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. If there is more than one Lessee the warrant of attorney in paragraph 16 is given jointly and severally and shall authorize the entry of appearance of, and waiver of issuance of process and trial by jury by, and confession of judgment against any one or more of such Lessees, and shall authorize the performance of every other act in the name of and on behalf of any one or more of such Lessees.

         21. SEVERABILITY. If any clause, phrase, provision or portion of this lease or the application thereof to any person or circumstance shall be invalid, or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances.





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         WITNESS the hands and seals of the parties hereto, as of the Date of
Lease stated above.

NORTHERN TRUST BANK/LAKE FOREST            LAKE FOREST BANCORP, INC.,
FOREST AS TRUSTEE U/T/A 97 (SEAL)          a Delaware Corporation         (SEAL)

By:________________________(SEAL)          By:____________________________(SEAL)

    Its:_________________  (SEAL)              Its:_______________________(SEAL)


                                           ATTEST:

                                           _____________________________________

                                             Its:_______________________________


                              ASSIGNMENT BY LESSOR

         On this ____________________, 19___, for value received, Lessor hereby transfers, assigns and sets over to except rent due and payable prior to ____________________, 19___.

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)



                                   GUARANTEE

         On this ____________________, 19___, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above lease.

                                           _______________________________(SEAL)

                                           _______________________________(SEAL)





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                              RIDER TO STORE LEASE
                          DATED JULY 19, 1991 BETWEEN
                      NORTHERN TRUST BANK/LAKE FOREST, AS
                     TRUSTEE UNDER TRUST AGREEMENT NO. 597
                   ("LESSOR"), AND LAKE FOREST BANCORP, INC.,
                       A DELAWARE CORPORATION ("LESSEE")


         R-1     CONFLICTS.  In the event of any conflict or inconsistencies between the terms and conditions of this Rider and the Store Lease to which this Rider is made a part, the terms and conditions of this Rider shall control.

         R-2     ASSIGNMENT OF LEASE AND RIDER.  At such time as LAKE FOREST
BANK & TRUST CO., an Illinois Banking Corporation, (hereinafter referred to as the "Trust Co.") obtains all necessary charters and authorizations to operate in the State of Illinois, the Lessee's rights and obligations hereunder shall be assigned in full to the Trust Co., and the Trust Co., Lessee and Lessor shall execute the Assignment attached hereto as Exhibit "A". AT the time of execution of the Assignment, the Trust Co., shall deliver to Lessor corporate minutes authorizing the Trust Co. to accept the assignment of the Lease and Rider and be bound by the terms thereof. The Security Deposit being held by Lessor shall, from the time of the execution of the Assignment, accrue to the benefit of the Trust Co. and not the Lessee. All other obligations with respect to the Security Deposit shall remain the same.

         R-3     SECURITY DEPOSIT.  Upon execution of this Lease and Rider, a
Security Deposit in the amount of $20,000.00 shall be deposited with the Lessor for the performance of Lessee's obligations under the Lease and Rider. The Security Deposit shall be maintained in a segregated money market account, with the interest accruing to the benefit of the Lessee. Lessee's F.E.I.N. is 36-3773268. Interest paid on the Security Deposit shall be added to the Security Deposit and, upon termination of the Lease and full payment of all amounts due to Lessor, and performance of all of Lessee's obligations, the Security Deposit plus accrued interest shall be returned to Lessee. Lessor shall have the right, without the obligation, to apply said Security Deposit, in whole or in part, in payment of such amounts as are necessary to remedy Lessee's defaults in the payment of rent or in the performance of Lessee's other obligations under the Lease. If Lessor shall so apply a portion or all of the Security Deposit to offset Lessee's defaults, Lessee shall immediate pay to Lessor an amount sufficient to restore the Security Deposit to the amount scheduled to be maintained. Upon the execution of the Assignment called for in paragraph R-2 herein, the Security Deposit shall be reduced by $10,000.00, with said $10,000.00 being returned to Lessee at the time of the execution of the Assignment.

         R-4     OPTION TO EXTEND LEASE TERM.  Lessee shall have the option by giving written notice to the Lessor on or before April 30, 1993, to extend the term of this Lease and Rider for an additional twelve (12) month time period. If Lessee so elects to extend the term of the Lease and Rider, the monthly rental during the option period (which would run from September 1, 1993 to August 31, 1994) shall be $5,800.00. All other rights and obligations of the lessor and the Lessee shall remain as stated in the Lease and this Rider during the option period.

         R-5     ALTERATIONS TO LEASE SPACE.  On or after the commencement date of this Lease, Lessee shall have the right, upon submitting plans and receiving prior written approval of them from Lessor, which approval shall not be unreasonably withheld, to remodel, alter or improve the leased space at Lessee's sole and exclusive cost and expenses. Lessor must approve or reject the plans submitted by Lessee within ten days of receipt of them. Lessee agrees that during the remodeling period, Lessee, and its agents, will carefully dismantle all existing woodwork and fixtures and store them during the term of this Lease and any extension thereof. Upon the termination of this Lease by lapse of time or otherwise, and provided that Lessor has so requested, Lessee shall, at Lessee's sole and exclusive cost and expense, restore the leased space to the condition as of the commencement date of this Lease using the woodwork and fixtures removed from the leased space prior to the remodeling. Lessee may erect, maintain, and from time to time remove such signs in or about the leased space as Lessee may deem necessary or desirable. Lessor agrees to execute promptly, such consents or applications for permission to erect such signs as may be required by any governmental or municipal authorities.

         R-6     INSURANCE.  Lessee shall, at Lessee's sole cost and expense, maintain general public liability insurance, all risk coverage, including standard fire and extended coverage and any other types of insurance necessary to insure all systems, equipment and fixtures located in the leased space. Lessee shall, on the commencement date of the Lease, supply Lessor with an insurance certificate listing the types and amounts of insurance coverage Lessee has obtained, and the names of the companies issuing the policies. Lessor and its beneficiaries shall be shown as additional insureds on the insurance certificates. Additional evidence of insurance shall be provided to Lessor not less than thirty (30) days prior to the expiration of the term of each such policy coverage. The minimum acceptable coverage for Lessor's general liability insurance shall be $1,000,000.00 per injury and not less than $2,000,000.00 per accident. The minimum acceptable coverage for property damage shall be $1,000,000.00.

         R-7     LIQUIDATED DAMAGES.  After execution of this Lease and Rider, but prior to August 15, 1991, Lessee may, by written notice delivered to Lessor, cancel this Lease and Rider and be released in full of its obligations hereunder by forfeiting $8,000.00 of the Security Deposit held hereunder. The balance of the Security Deposit, plus any accrued interest thereon, will then be returned to the Lessee, and all rights and obligations of both parties under this Lease and Rider will be terminated in full.

         R-8     BROKERAGE FEES.  The Lessor and Lessee acknowledge the real estate brokerage services provided by Plamondon & Co. with respect to the creation of the tenancy contemplated by this Lease and Rider. Any real estate brokerage fee due to Plamondon & Co. will be the sole





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and exclusive responsibility of Lessee and shall be billed to and paid directly by Lessee to Plamondon & Co.

         This Rider has been executed by the parties this 19th day of July, 1991.

LESSOR:  NORTHERN TRUST BANK/LAKE FOREST, AS TRUSTEE UNDER TRUST NO. 597.


By:_____________________________________________

     Its:_______________________________________

LESSEE:  LAKE FOREST BANCORP, INC., A DELAWARE CORPORATION



By:_____________________________________________

     Its:_______________________________________





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

THIRD AMENDMENT TO LEASE DATED JULY 19, 1991 AND AMENDED JULY 9, 1992 AND APRIL 30, 1993 ("LEASE"), BETWEEN NORTHERN TRUST BANK/LAKE FOREST AS TRUSTEE UNDER TRUST AGREEMENT NUMBER 597 ("LESSOR", AND LAKE FOREST BANK & TRUST CO., AN ILLINOIS BANKING CORPORATION (ASSIGNEE OF LAKE FOREST BANCORP, INC., A DELAWARE CORPORATION ("LESSEE").


         The following paragraphs are hereby adopted between LESSOR and LESSEE amending the LEASE as stated herein:

         1. LESSOR hereby grants permission to LESSEE to sublet the entire leased space to THE PRESBYTERIAN HOME, an Illinois corporation. No further or additional subletting of any portion of the leased space is hereby approved.

         2. LESSEE shall not be released from any liability in connection with the MONTHLY BASE RENT as calculated under the terms of the LEASE, as previously amended, during the subletting period.

         3. The term of the LEASE is hereby extended to the later of August 31, 1996 or twelve (12) months after THE PRESBYTERIAN HOME vacates the leased space, whichever occurs last.

         4. All other terms, conditions and agreements contained in the LEASE as previously amended, are hereby confirmed and ratified in full.

LESSOR:  NORTHERN TRUST BANK/LAKE FOREST, AS TRUSTEE UNDER TRUST NO. 597.


By:_____________________________________________

     Its:_______________________________________

LESSEE:  LAKE FOREST BANK & TRUST CO., AN ILLINOIS BANKING CORPORATION



By:_____________________________________________

     Its:_______________________________________





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